SELIGMAN
---------------------------                            [Graphic Omitted]
                   FRONTIER
                 FUND, INC.







                                  ANNUAL REPORT

                               SEPTEMBER 30, 1999

                                       AND

                               THE ONE MONTH ENDED

                                OCTOBER 31, 1999

                                                          ----------

                                 SEEKING GROWTH

                                IN CAPITAL VALUE

                                     THROUGH

                                 INVESTMENTS IN

                                  SMALL-COMPANY

                                                        GROWTH STOCKS


                                 [Logo Omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE EVALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE ...

                    Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a
[Graphic            Omitted]  quiet and firm  adherence to  financial  prudence.
                    While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

                    In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as
JAMES, JESSE, AND America became an industrial power, the firm helped fund the JOSEPH SELIGMAN, growing capital needs of the nascent automobile and steel 1870 industries.

                    With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   8
Portfolio of Investments .............................  10
Statements of Assets and Liabilities .................  18
Statements of Operations .............................  19

Statements of Changes in Net Assets ..................  20
Notes to Financial Statements ........................  21
Financial Highlights .................................  25
Report of Independent Auditors and
  For More Information ...............................  27
Board of Directors and Executive Officers ............  28
Glossary of Financial Terms ..........................  29

TO THE SHAREHOLDERS

For the fiscal year ended September 30, 1999, Seligman Frontier Fund trailed markedly behind its benchmark indices. During this time, the Fund posted a total return of 6.35%, based on the net asset value of Class A shares, while the Russell 2000 Index returned 19.08%, the Russell 2000 Growth Index returned 32.63%, and the Lipper Small Cap Funds Average returned 25.41%.

This poor showing for the fiscal year was due primarily to a very disappointing first calendar quarter, from which the Fund has been unable to fully recover. During the first calendar quarter, the environment was generally unfavorable for small-capitalization stocks, and the Fund's benchmarks posted poor results. However, the Fund posted a particularly dismal return of -18.88% for the quarter. This loss was largely due to a few heavily weighted holdings in health care -- a sector which suffered dramatically due to concerns regarding government regulation. The Fund's lack of exposure to Internet issues also contributed to the poor performance.

In the Fund's last report in March 1999, we assured you that we were taking action to regain the Fund's standing among its benchmarks. The evidence of the past six months shows that our commitment is indeed paying off. For the six months ended September 30, 1999, the Fund's return of 9.98%, based on the net asset value of Class A shares, outpaced the 9.10% return for the Russell 2000 Growth Index and the 8.25% return for the Russell 2000 Index, but trailed the 12.36% return for the Lipper Small Cap Funds Average.

We remain committed to monitoring the Fund's risk, relative to its benchmarks, in an effort to avoid poor relative performance in the future. And, we remain committed to the Fund's stringent investment process, which includes relying upon research and fundamental analysis. This means that the Fund does not buy securities simply because its peers are doing so. We believe that this policy is crucial to the Fund's long-term success.

We have recently expanded the Fund's portfolio management team so that the Fund has the resources it needs to seek additional opportunities, particularly in the technology sector. The Fund does, however, continue to avoid direct Internet exposure because of the sector's high valuations relative to the broader market, general lack of earnings, and typically poor fundamentals. While these stocks have, as a group, enjoyed exceptional returns based on stock price appreciation over the past few years, this industry is fiercely competitive and we believe that many of these startup companies will be unable to survive over the long term. However, the Fund is selectively investing in companies that we believe will be able to profit from the growth of the Internet, such as semiconductors and semiconductor equipment.

J. & W. Seligman & Co. Incorporated, your Fund's manager, and Seligman Data Corp., your Fund's shareholder service agent, have completed preparations for potential computer problems related to the Year 2000 (Y2K). All internal mission-critical systems, software, and interfaces have been successfully tested for Y2K compliance. We have devoted considerable time and resources to Y2K during the past several years, and we believe that shareholders will not be inconvenienced or experience disruptions as a result of the Corporation's entry into the new millennium. In addition, your portfolio management team considers the potential ramifications of the Y2K computer issue when making decisions on which securities should be held by the Fund.

Seligman Frontier Fund's fiscal year end has been changed to October 31 from September 30. This change was made to conform the Fund's year end to the date used for determining annual distributions for federal income tax purposes. For the one-month period ended October 31, 1999, the Fund returned -2.27% based on the net asset value of Class A shares. Going forward, shareholder reports will be mailed following the Fund's semiannual and annual periods ending in April and October.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                            /s/ Brian T. Zino
                                            -----------------
                                            Brian T. Zino
                                            President

November 19, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

Q:  HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE PAST 13 MONTHS?

A: Seligman Frontier Fund returned 6.35%, based on the net asset value of Class A shares, for the one-year period ended September 30, 1999, while the Russell 2000 Index returned 19.08%, the Russell 2000 Growth Index returned 32.63%, and the Lipper Small Cap Funds Average returned 25.41%. For the one-month period ended October 31, 1999, the Fund returned -2.27% based on the net asset value of Class A shares.

    The Fund's underperformance versus its benchmarks was almost entirely due to events of the first calendar quarter of 1999, which was difficult for small-cap stocks overall. The Fund's benchmarks posted negative returns for this period. However, the Fund's return of -18.88% was particularly disappointing and was the result of a few specific and, unfortunately, heavily weighted positions, which experienced sharp declines. The third quarter of 1999 was also a difficult quarter, but the Fund's return of -4.55% was in line with the small-cap market in general and the Fund's benchmarks all delivered negative performance.

    During the past 13 months, the Fund posted strong returns during two calendar quarters, the fourth quarter of 1998 and the second quarter of 1999, with returns of 19.21% and 15.21%, respectively. These returns were in line with the Fund's Lipper peer group and with its Russell benchmarks.

                                [PHOTO OMITTED]

    SELIGMAN SMALL COMPANY TEAM: (FROM LEFT) MIKE SULLIVAN, MANDHIR UPPAL, SONIA THOMAS (ADMINISTRATIVE ASSISTANT) BRUCE ZIRMAN, TED HILLENMEYER, MICHAEL ALPERT, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)


    The Fund's performance during the month of October 1999 suffered as a result of the earthquake in Taiwan, which negatively affected some of our technology holdings during the month.

Q:  WHAT FACTORS MOST INFLUENCED THE FUND'S PERFORMANCE?

A: The primary factor that hurt the Fund's performance for the thirteen-month period was the sharp decline of some of the Fund's health care holdings during the first calendar quarter of 1999. At that time, many health care stocks fell dramatically as investors became concerned about the impact that the Balanced Budget Act of 1997 (BBA) would have on the profits of these companies following government funding reductions.

    Nursing homes were particularly affected, not only by the legislation itself but, to a much greater extent, by negative investor reaction to the legislation. While we did not own any nursing homes directly, fallout extended to nursing home supply providers, which we did own. At that time, some of the Fund's health care stocks represented considerably overweighted positions, and this sector downturn had a significant impact on performance for that quarter, from which the Fund is still recovering.

    In addition, during this time, only two areas of the small-cap sector -- the Internet and biotechnology -- have delivered exceptional performance. However, the


    A TEAM APPROACH

    Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

    Fund has intentionally avoided these areas because we believe that they are highly speculative. While we are convinced that the Internet is a significant, and growing force in the economy, we are just as sure that many of today's Internet startups will be unable to survive the intense competition in this area. However, the Internet is a high-growth industry which cannot be ignored. To gain exposure to this group, we have sought opportunities in companies that provide structure for the Internet, such as semiconductors and semiconductor equipment. The Fund's exposure to these stocks contributed positively to portfolio performance during the period overall, but hurt performance in October 1999 when concern that the earthquake in Taiwan would negatively affect these companies dampened the sector's performance. We have expanded our portfolio management team as part of our effort to find additional opportunities in this area.

Q: HAVE YOU MADE ANY CHANGES TO THE FUND'S INVESTMENT STRATEGY DURING THE PAST 13 MONTHS?

A: While the BBA had a much greater impact than could have reasonably been foreseen, the effect on the portfolio would have been less acute had we not been as heavily weighted as we were in some specific stocks. At that time, we took steps to ensure that our sector weightings remain closer to those of our benchmarks. In this way, we hope to limit some of the Fund's relative risk and avoid a repeat of the first calendar quarter of 1999 in which the Fund's returns had strayed far from its benchmarks.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: The small-cap growth sector is historically volatile and delivers most of its gains in short periods of time. That is why investors in this area must keep a long-term time horizon. Those who try to time the market -- getting out during difficult environments and attempting to get in during better times -- are likely to miss opportunities, penalizing their portfolio's long-term performance.

    The fundamentals underpinning small-cap stocks remain strong, and these issues are currently offering exceptional values relative to larger-cap stocks. Based upon almost any valuation criteria -- price to earnings, price to book, price to sales, price to cash flow -- these stocks are at 25-year lows relative to the S&P 500. Small-cap stocks have also sustained a relative earnings per share growth of two to three times that of the S&P 500.

    While the fundamentals are attractive, investor acceptance is a critical factor, and without it prices cannot move higher. The environment of the past year has been difficult in this regard. The high level of uncertainty in the stock market has caused money to flow to the largest and best-known names in the market. However, we believe that this is now changing. The global economic crisis has subsided, corporate profits are increasing, and the economy is showing signs of slowing to a more sustainable rate of growth. The more settled environment that should result will likely give investors the confidence to seek more attractively valued opportunities in the stock market, particularly among the small-cap sector.

    We believe that today's small-cap market offers exceptional opportunities for long-term, patient investors who are willing to ride out high volatility and remain invested in this fundamentally strong and attractively valued sector.

PERFORMANCE OVERVIEW
OCTOBER 31, 1999

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended October 31, 1999, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Average excludes the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.

            [FIGURES BELOW REPRESENT LINE CHART IN ITS PRINTED FORM]

                Seligman Frontier
                   Fund Class A
                -----------------       Lipper
                With      Without     Small Cap      Russell 2000   Russell 2000
Date            Load       Load     Funds Average    Growth Index       Index
--------        ----      -----         -----            -----          -----

10/31/89        9524      10000         10000            10000          10000
                8732       9169          9323             9221           9150
                9230       9692          9805             9558           9637
                9950      10448         10419             9812          10079
10/31/90        7530       7907          8038             7271           7366
                9486       9961          9907             8866           9218
               10881      11425         11390            10524          10870
               11565      12143         11931            10751          11101
10/31/91       12515      13141         12918            11532          12267
               13923      14620         14452            12842          13741
               12842      13484         13623            12321          12329
               12573      13202         13522            12312          11878
10/31/92       13245      13908         14072            12625          12223
               15604      16384         16047            14541          13900
               14651      15383         15576            14263          13056
               16366      17185         16633            15194          14010
10/31/93       18860      19803         18226            16717          15605
               20196      21206         18870            17248          15979
               19521      20497         17937            16377          14954
               18738      19675         17291            15904          14194
10/31/94       21387      22457         18614            16665          15462
               20410      21430         18174            16212          14876
               23006      24156         19669            17559          16259
               27173      28531         22639            19869          18980
10/31/95       28078      29482         22782            19719          18645
               27879      29273         24026            21067          19735
               32588      34218         27587            23351          22658
               28942      30389         25372            21242          19553
10/31/96       30505      32030         27739            22993          21130
               32042      33644         29710            25059          22694
               28856      30298         26992            23363          19589
               36401      38221         33794            28334          24491
10/31/97       37087      38942         35443            29737          25603
               36302      38117         34729            29588          24673
               41853      43946         39493            33269          28150
               37113      38968         34891            28990          24169
10/31/98       31807      33398         30847            26216          21543
               34706      36441         35328            29686          26453
               31193      32753         35169            30190          27088
               33920      35616         38007            31138          27676
10/31/99       31758      33346         37871            30114          27851


   The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1999

                                                                                          AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                              CLASS C                                                  CLASS B      CLASS D
                                               SINCE                                                    SINCE        SINCE
                                             INCEPTION      SIX        ONE       FIVE        10       INCEPTION    INCEPTION
                                             5/27/99*      MONTHS*     YEAR      YEARS      YEARS      4/22/96      5/3/93
                                            -----------  ----------  --------   --------   --------   -----------  -----------
CLASS A**
With Sales Charge                               n/a        (3.00)%    (4.93)%     7.18%     12.25%       n/a            n/a
Without Sales Charge                            n/a         1.81      (0.15)      8.23      12.80        n/a            n/a

CLASS B**
With CDSC+                                      n/a        (3.48)      (5.78)      n/a        n/a      (1.21)%          n/a
Without CDSC                                    n/a         1.52       (0.82)      n/a        n/a      (0.49)           n/a

CLASS C**
With Sales Charge and CDSC                    (3.17)%        n/a         n/a       n/a        n/a        n/a            n/a
Without Sales Charge and CDSC                 (1.23)         n/a         n/a       n/a        n/a        n/a            n/a

CLASS D**
With 1% CDSC                                    n/a         0.43       (1.90)      n/a        n/a        n/a            n/a
Without CDSC                                    n/a         1.43       (0.91)     7.37        n/a        n/a          11.40%
LIPPER SMALL CAP FUNDS AVERAGE***              5.61o        7.69       22.77     15.26      14.24       9.46++        14.63+++
RUSSELL 2000 GROWTH INDEX***                   2.66o        2.82       29.28     12.49      10.79       6.07++        12.36+++
RUSSELL 2000 INDEX***                         (1.69)o      (0.25)      14.87     12.56      11.65       7.54++        12.18+++

NET ASSET VALUE

              OCTOBER 31, 1999        APRIL 30, 1999        OCTOBER 31, 1998
            --------------------    ------------------   ----------------------
CLASS A            $12.93                 $12.70                 $12.95
CLASS B             12.03                  11.85                  12.13
CLASS C             12.03                    n/a                    n/a
CLASS D             12.03                  11.86                  12.14

CAPITAL GAIN INFORMATION
FOR THE ONE MONTH ENDED OCTOBER 31, 1999

REALIZED             $0.020
UNREALIZED            0.545oo

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1999.

PERFORMANCE OVERVIEW
SEPTEMBER 30, 1999

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended September 30, 1999, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Average excludes the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.


           [FIGURES BELOW REPRESENT LINE CHART IN ITS PRINTED FORM]


                Seligman Frontier
                   Fund Class A
                -----------------       Lipper
                With      Without     Small Cap      Russell 2000   Russell 2000
Date            Load       Load     Funds Average    Growth Index       Index
----            ----      -------   -------------    ------------   ------------

10/31/89        9524      10000         10000            10000          10000
                8732       9169          9323             9221           9150
                9230       9692          9805             9558           9637
                9950      10448         10419             9812          10079
10/31/90        7530       7907          8038             7271           7366
                9486       9961          9907             8866           9218
               10881      11425         11390            10524          10870
               11565      12143         11931            10751          11101
10/31/91       12515      13141         12918            11532          12267
               13923      14620         14452            12842          13741
               12842      13484         13623            12321          12329
               12573      13202         13522            12312          11878
10/31/92       13245      13908         14072            12625          12223
               15604      16384         16047            14541          13900
               14651      15383         15576            14263          13056
               16366      17185         16633            15194          14010
10/31/93       18860      19803         18226            16717          15605
               20196      21206         18870            17248          15979
               19521      20497         17937            16377          14954
               18738      19675         17291            15904          14194
10/31/94       21387      22457         18614            16665          15462
               20410      21430         18174            16212          14876
               23006      24156         19669            17559          16259
               27173      28531         22639            19869          18980
10/31/95       28078      29482         22782            19719          18645
               27879      29273         24026            21067          19735
               32588      34218         27587            23351          22658
               28942      30389         25372            21242          19553
10/31/96       30505      32030         27739            22993          21130
               32042      33644         29710            25059          22694
               28856      30298         26992            23363          19589
               36401      38221         33794            28334          24491
10/31/97       37087      38942         35443            29737          25603
               36302      38117         34729            29588          24673
               41853      43946         39493            33269          28150
               37113      38968         34891            28990          24169
10/31/98       31807      33398         30847            26216          21543
               34706      36441         35328            29686          26453
               31193      32753         35169            30190          27088
               33920      35616         38007            31138          27676
10/31/99       31758      33346         37871            30114          27851


   The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                                                                          AVERAGE ANNUAL
                                                                     ---------------------------------------------------------
                                              CLASS C                                                   CLASS B      CLASS D
                                               SINCE                                                     SINCE        SINCE
                                             INCEPTION       SIX        ONE       FIVE        10       INCEPTION    INCEPTION
                                             5/27/99*      MONTHS*     YEAR       YEARS      YEARS      4/22/96      5/3/93
                                            -----------  ----------  --------   --------   --------   -----------  -----------
CLASS A**
With Sales Charge                               n/a         4.75%       1.30%     8.42%     12.01%       n/a            n/a
Without Sales Charge                            n/a         9.98        6.35      9.48      12.56        n/a            n/a

CLASS B**
With CDSC+                                      n/a         4.61        0.66       n/a        n/a      (0.55)%          n/a
Without CDSC                                    n/a         9.61        5.66       n/a        n/a       0.19            n/a

CLASS C**
With Sales Charge and CDSC                    (0.83)%        n/a         n/a       n/a        n/a        n/a            n/a
Without Sales Charge and CDSC                  1.15          n/a         n/a       n/a        n/a        n/a            n/a

CLASS D**
With 1% CDSC                                    n/a         8.61        4.57       n/a        n/a        n/a            n/a
Without CDSC                                    n/a         9.61        5.57      8.61        n/a        n/a          11.98%
LIPPER SMALL CAP FUNDS AVERAGE***              3.51o       12.36       25.41     15.07      13.51       9.07++        14.48+++
RUSSELL 2000 GROWTH INDEX***                   9.00o        9.10       32.63     12.16       9.89       5.44++        12.09+++
RUSSELL 2000 INDEX***                         (2.09)o       8.25       19.08     12.38      10.93       7.60++        12.28+++

NET ASSET VALUE

               SEPTEMBER 30, 1999     MARCH 31, 1999       SEPTEMBER 30, 1998
             ---------------------  ------------------   -----------------------
CLASS A              $13.23               $12.03                  $12.44
CLASS B               12.32                11.24                   11.66
CLASS C               12.32                  n/a                     n/a
CLASS D               12.32                11.24                   11.67

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED SEPTEMBER 30, 1999

REALIZED             $0.055
UNREALIZED            0.81500

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
OCTOBER 31, 1999

                                                                                                      PERCENT OF NET ASSETS
                                                                                                  ----------------------------
                                                                                                  OCTOBER 31,   SEPTEMBER 30,
                                                       ISSUES      COST              VALUE           1999       1999     1998
                                                       -----    -------------    -------------    ----------   ------   ------
COMMON STOCKS:
  Advertising ......................................      2       $ 5,788,564     $  6,526,969          1.8       0.9      1.3
  Business Goods and Services ......................     19        75,831,484       74,489,745         20.2      19.5     16.5
  Capital Goods ....................................      3        12,373,083       17,472,581          4.7       5.1      4.1
  Computer Hardware ................................      1         2,773,002        1,737,928          0.5       0.9       --
  Computer Software and Services ...................     14        50,351,303       56,588,602         15.3      17.1      5.8
  Consulting Services ..............................      4        12,686,026       14,497,291          3.9       4.8      4.1
  Consumer Goods and Services ......................      6        16,873,626       20,578,058          5.6       7.3      5.3
  Drugs and Health Care ............................     16        62,419,919       43,035,387         11.7      12.4     17.6
  Electronics ......................................     11        29,930,487       48,995,739         13.3      13.3      7.3
  Energy ...........................................      4         7,273,481        9,217,562          2.5       2.3      4.0
  Environmental Management .........................      1           641,430          420,591          0.1       0.3      4.9
  Financial Services ...............................      2         8,273,989       10,159,700          2.8       3.2      3.1
  Industrial Goods and Services ....................      1         3,858,784        2,814,237          0.8       0.5      1.5
  Leisure and Entertainment ........................      1         6,934,963       10,839,987          2.9       3.0      1.8
  Manufacturing ....................................      1         1,919,961          492,456          0.1       0.4      1.5
  Media and Broadcasting ...........................      2         5,901,008        6,447,103          1.7       2.2      6.0
  Paper and Packaging ..............................     --                --               --           --        --      0.7
  Real Estate Investment Trust .....................      1        10,511,554        3,901,813          1.1       1.0      0.8
  Retail Trade .....................................     --                --               --           --        --      2.8
  Schools ..........................................      4        15,303,375       12,514,416          3.4       3.2      1.1
  Telecommunications ...............................      4         7,918,319       11,954,550          3.2       2.4      2.0
  Transportation ...................................      2         2,911,788        3,873,825          1.0       0.8      0.4
                                                       ----     -------------    -------------       ------    ------   ------
                                                         99       340,476,146      356,558,540         96.6     100.6     92.6
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ....................      1        12,550,558       12,550,558          3.4        (0.6)   7.4
                                                       ----     -------------    -------------       ------    ------   ------
NET ASSETS .........................................    100      $353,026,704     $369,109,098        100.0     100.0    100.0
                                                       ====     =============    =============       ======    ======   ======



LARGEST INDUSTRIES
OCTOBER 31, 1999



           [FIGURES BELOW REPRESENT BAR CHART IN ITS PRINTED FORM]


                                                                      Percent of
                                                                      Net Assets
                                                                      ----------

BUSINESS GOODS AND SERVICES                   $74,489,745               20.2%

COMPUTER SOFTWARE AND SERVICES                 56,588,602               14.8%

ELECTRONICS                                   $48,995,739               13.3%

DRUGS AND HEALTH CARE                         $43,035,387               11.7%

CONSUMER GOODS AND SERVICES                   $20,578,058                6.1%

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
APRIL 1 TO OCTOBER 31, 1999

                                         SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                         INCREASE       10/31/99
---------                        --------------------------
Alpharma (Class A) ...........       91,400        91,400
Aspect Development ...........      120,700       120,700
CoStar Group .................      145,670       145,670
CSG Systems International ....      192,900       192,900
DoubleClick ..................       34,200        34,200
Engage Technologies ..........      147,600       147,600
Insight Communications
  (Class A) ..................      101,300       101,300
ISS Group ....................      114,100       114,100
Profit Recovery Group
  International ..............       70,700       102,950(1)
Tekelec ......................      173,200       173,200



                                         SHARES
                                 ------------------------
                                                 HOLDINGS
ADDITIONS                         INCREASE       10/31/99
---------                        ------------------------
Analog Devices ...............      217,400            --
antec ........................      277,100       160,600
avx ..........................      263,400       230,400
Burr-Brown ...................      562,400       317,550
Calpine ......................      245,500            --
Coach USA ....................      255,200            --
Microchip Technology .........      262,700       107,400
PMC-Sierra ...................       63,700        31,200
Sanmina ......................      147,100            --
Superior Services ............      296,900            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-------------
(1) Includes 32,250 shares received as a result of a 3-for-2 stock split.



LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1999

SECURITY                              VALUE            SECURITY                         VALUE
--------                           ------------        --------                     ------------
Burr-Brown ...................     $12,533,302         MemberWorks ...............    $8,054,425
Premier Parks ................      10,839,987         ANTEC .....................     7,774,044
NOVA .........................      10,519,730         Microchip Technology ......     7,152,168
National Instruments .........      10,377,830         Teva Pharmaceutical
U.S. Foodservice .............      10,002,444           Industries (ADRs) .......     6,976,003
AVX ..........................       9,216,000

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999


                                      SHARES        VALUE
                                     --------   -------------

COMMON STOCKS  96.6%
ADVERTISING  1.8%
DOUBLECLICK*
   Provider of Internet advertising
   applications for advertisers
   and web publishers                 34,200    $   4,784,794
NFO WORLDWIDE*
   International provider of
   consulting services               156,600        1,742,175
                                                 -------------
                                                    6,526,969
                                                 -------------
BUSINESS GOODS
   AND SERVICES  20.2%
ABACUS DIRECT*
   Provider of marketing
   research services to the direct
   marketing industry                 18,700        2,738,966
ACXIOM*
   Provider of data processing
   services                          120,000        1,976,250
AFFILIATED COMPUTER SERVICES
  (CLASS A)*
   Provider of information
   technology services and
   electronic funds transfer
   processing                         76,300        2,899,400
APPLIED GRAPHICS TECHNOLOGIES*
   Provider of digital media
   asset services; publisher of
   greeting cards and calendars      150,400        1,052,800
COPART*
   Auctioneer of damaged vehicles
   for insurance companies           245,100        5,683,256
COSTAR GROUP*
   Information provider for the
   real estate industry              145,670        3,550,706
CREO PRODUCTS* (CANADA)
   Developer of applications
   software for the printing industry 57,000        1,457,063
CSG SYSTEMS INTERNATIONAL*
   Provider of customer service for
   the communications industry       192,900        6,636,966
FIRSTSERVICE* (CANADA)
   Provider of property
   management and
   business services                 273,100        3,140,650
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services                          446,000        2,773,562
Integrated Electrical Services*
   Provider of electrical
   contracting and
   maintenance services              153,500        1,669,312
BUSINESS GOODS
   AND SERVICES (CONTINUED)
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of after-market
   collision replacement parts for
   automobiles and light trucks       66,600          564,019
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services             148,100        2,786,131
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services                513,800        5,748,137
NOVA*
   Provider of transaction
   processing services               404,605       10,519,730
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services                 308,100        2,060,419
PROVANT*
   Provider of training and
   development services              378,470        6,670,534
U.S. FOODSERVICE*
   Distributor of food and
   related products                  521,300       10,002,444
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market                    214,400        2,559,400
                                                 -------------
                                                   74,489,745
                                                 -------------
CAPITAL GOODS  4.7%
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers                  107,400        7,152,168
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films          78,600        6,089,044
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes             216,300        4,231,369
                                                 -------------
                                                   17,472,581
                                                 -------------
COMPUTER HARDWARE  0.5%
APEX*
   Manufacturer of switching
   systems for computer
   network administrators            101,300        1,737,928
                                                 -------------
COMPUTER SOFTWARE AND
   SERVICES  15.3%
Aspect Development
   Provider of computer software     120,700        4,243,359


----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999



                                      SHARES        VALUE
                                     --------   -------------
COMPUTER SOFTWARE AND
   SERVICES (CONTINUED)
AVANT!*
   Developer and marketer of
   software products that
   assist design engineers           297,700    $   3,842,191
CAREINSITE*
   Provider of Internet messaging
   services for physicians            45,400        1,994,761
CBT GROUP (ADRS)* (IRELAND)
   Provider of interactive
   education software                120,700        2,481,894
ENGAGE TECHNOLOGIES*
   Provider of Internet solutions
   for web user profiles             147,600        5,189,062
INSO*
   Marketer and developer of
   textual information software      132,300        1,794,319
ISS GROUP*
   Provider of security monitoring,
   detection, and response software  114,100        4,371,456
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software products
   for the engineering
   and scientific industries         344,850       10,377,830
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical
   design software                   332,500        3,304,219
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well as
   health care information and
   investment support systems        167,000        4,081,063
THQ*
   Worldwide provider of inter-
   active entertainment software      46,300        1,904,088
TRANSACTION SYSTEMS ARCHITECTS
  (Class A)*
   Worldwide developer and
   marketer of software
   products for electronic
   funds transfer                    204,100        6,282,453
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development               204,600        4,411,688
VERTICALNET*
   Operator of vertical trade
   communities on the Internet        41,300        2,310,219
                                                 -------------
                                                   56,588,602
                                                 -------------
CONSULTING SERVICES  3.9%
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of consulting
   services for corporations          59,800        2,244,369
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers and society  56,100        2,662,997
PRIMARK*
   Provider of information
   through software and databases    139,800        3,547,425
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry    241,700        6,042,500
                                                 -------------
                                                   14,497,291
                                                 -------------
CONSUMER GOODS AND
   SERVICES  5.6%
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service       201,900        4,309,303
MEMBERWORKS*
   Provider of membership
   service programs for
   various industries                301,100        8,054,425
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
   legal service plans               132,000        3,201,000
PROFIT RECOVERY GROUP INTERNATIONAL*
   Worldwide provider of accounts
   payable and auditing services     102,950         4,237,036
SITEL*
   Provider of customer relation-
   ship management services          104,300           469,350
TELESPECTRUM WORLDWIDE*
   Provider of marketing and
   customer care services             73,300          306,944
                                                -------------
                                                   20,578,058
                                                -------------
DRUGS AND HEALTH
   CARE  11.7%
AFFYMETRIX*
   Developer and manufacturer of
   DNA chip technology used to
   improve diagnosis, monitoring,
   and treatment of diseases          13,800        1,217,850
ALPHARMA (CLASS A)
   International manufacturer of
   human and animal health
   products                           91,400        3,216,137
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic
   prescription drugs                128,600        3,898,188


----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

                                      SHARES        VALUE
                                     --------   -------------


DRUGS AND HEALTH
   CARE (CONTINUED)
DRUG EMPORIUM*
   Pharmacy operator                 127,200     $    584,325
DURA PHARMACEUTICALS*
   Developer and retailer of pres-
   cription pharmaceutical products
   for the treatment of allergies,
   asthma, pneumonia, and
   related respiratory conditions    248,500        3,176,140
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation
   services                          250,300        3,081,819
NOVEN PHARMACEUTICALS*
   Developer of drug delivery
   systems and technologies           93,600          921,375
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions                      256,900        2,376,325
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry   53,500        1,071,672
PROVINCE HEALTHCARE*
   Provider of health care
   services in non-urban markets     310,800        5,001,938
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment,
   and pharmaceuticals               651,000        5,075,766
RENEX*
   Provider of dialysis and
   ancillary services                114,800          509,425
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer,
   and vendor of generic
   pharmaceuticals                   140,400        1,193,400
TEVA PHARMACEUTICAL INDUSTRIES
  (ADRs) (Israel)
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary
   products                          144,300        6,976,003
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services     426,600        3,119,512
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs
   primarily in the antiviral area    99,800        1,615,512
                                                 -------------
                                                   43,035,387
                                                 -------------
ELECTRONICS  13.3%
AVX
   Manufacturer and supplier of
   passive electronic
   components and related
   products                          230,400        9,216,000
BURR-BROWN*
   Manufacturer of micro-electric
   data devices for business
   end-users                         317,550       12,533,302
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems               53,900        2,401,919
COGNEX*
   Manufacturer of machine
   vision systems                    177,400        5,305,369
EXAR*
   Provider of integrated circuits
   for communications and video
   products                           58,800        2,127,825
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors           498,500        5,234,250
KLA-TENCOR*
   Manufacturer of wafer and
   metrology equipment                52,700        4,174,828
ORBOTECH* (ISRAEL)
   Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays                           28,500        2,233,687
PHOTON DYNAMICS*
   Provider of inspection and
   repair systems for the flat panel
   display manufacturing industry     65,600        1,996,700
PMC-SIERRA* (CANADA)
   Provider of high-speed
   networking circuits                31,200        2,939,625
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for
   disk drive heads                   24,500          832,234
                                                 -------------
                                                   48,995,739
                                                 -------------
ENERGY  2.5%
Barrett Resources*
   Explorer, developer, and
   producer of oil and gas            66,400        2,228,550
Cabot Oil & Gas (Class A)
   Explorer, developer, and
   producer of oil and gas           104,800        1,689,900
Pride International*
   Provider of oil and gas
   well services                     136,300        1,874,125


----------
See footnotes on page 13.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999

                                      SHARES        VALUE
                                     --------   -------------
ENERGY (CONTINUED)
SANTA FE SNYDER*
   Explorer, producer, and
   developer of oil and gas          397,100      $ 3,424,987
                                                -------------
                                                    9,217,562
                                                -------------
ENVIRONMENTAL
   MANAGEMENT  0.1%
WASTE CONNECTIONS*
   Provider of solid waste
   collection, disposal, and
   recycling services                 27,300          420,591
                                                -------------
FINANCIAL SERVICES  2.8%
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management               180,000        4,815,000
Metris Companies
   Direct marketer of consumer
   credit cards                      155,200        5,344,700
                                                -------------
                                                   10,159,700
                                                -------------
INDUSTRIAL GOODS AND
   SERVICES  0.8%
UNITED RENTALS*
   Equipment rental supplier
   for the construction industry
   and homeowners                    151,100        2,814,237
                                                -------------
LEISURE AND
   ENTERTAINMENT  2.9%
PREMIER PARKS*
   Owner and operator of
   regional theme parks              374,600       10,839,987
                                                -------------
MANUFACTURING  0.1%
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes                127,600          492,456
                                                -------------
MEDIA AND
   BROADCASTING  1.7%
INSIGHT COMMUNICATIONS (CLASS A)*
   Operator of cable television and
   interactive digital video         101,300        2,396,378
SBS Broadcasting* (Luxembourg)
   Television and radio broadcaster  110,600        4,050,725
                                                -------------
                                                    6,447,103
                                                -------------
REAL ESTATE INVESTMENT
   TRUST  1.1%
PRISON REALTY TRUST
   Real estate investment
   trust investing in prisons        383,000        3,901,813
                                                -------------
SCHOOLS  3.4%
CAREER EDUCATION*
   Provider of private
   post-secondary education          212,700        4,759,163
SCHOOLS  (continued)
DeVRY*
   Owner and manager of higher
   education systems                  97,700   $    2,057,806
ITT EDUCATIONAL SERVICES*
   Provider of technology-
   oriented schooling                230,800        4,558,300
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training services for information
   technology workers                 62,100        1,139,147
                                                -------------
                                                   12,514,416
                                                -------------
TELECOMMUNICATIONS  3.2%
ANTEC*
   Developer and supplier of
   products for the cable
   television industry               160,600         7,774,044
CONCORD COMMUNICATIONS*
   Provider of performance analysis
   for computer network operations    17,900          930,241
TEKELEC*
   Provider of telecommunications
   switching equipment               173,200        2,192,062
TRANSWITCH*
   Provider of integrated semi-
   conductor solutions for the
   telecommunications and data
   communications industries          22,500        1,058,203
                                                -------------
                                                   11,954,550
                                                -------------
TRANSPORTATION  1.0%
EXPEDITORS INTERNATIONAL
  OF WASHINGTON
   Transportation provider            76,000        2,842,875
FORWARD AIR*
   Provider of transportation
   services to the airline industry   34,800        1,030,950
                                                -------------
                                                    3,873,825
                                                -------------
TOTAL COMMON STOCKS
   (Cost $340,476,146)                            356,558,540
SHORT-TERM HOLDINGS   4.2%
   (Cost $15,510,000)                              15,510,000
                                                -------------
TOTAL INVESTMENTS  100.8%
   (COST $355,986,146)                            372,068,540
OTHER ASSETS
   LESS LIABILITIES  (0.8)%                        (2,959,952)
                                                -------------
NET ASSETS  100.0%                               $369,108,588
                                                =============

----------
*  Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                      SHARES        VALUE
                                     --------   -------------

COMMON STOCKS  100.6%
ADVERTISING  0.9%
DOUBLECLICK*
   Provider of Internet advertising
   applications for advertisers
   and web publishers                 14,500    $   1,727,766
NFO WORLDWIDE*
   International provider of
   consulting services               156,600        1,996,650
                                                 -------------
                                                    3,724,416
                                                 -------------
BUSINESS GOODS
   AND SERVICES  19.5%
ABACUS DIRECT*
   Provider of marketing
   research services to the direct
   marketing industry                 18,700        2,282,569
ACXIOM*
   Provider of data processing
   services                          120,000        2,358,750
AFFILIATED COMPUTER SERVICES
  (CLASS A)*
   Provider of information
   technology services and
   electronic funds transfer
   processing                        118,400        4,810,000
APPLIED GRAPHICS TECHNOLOGIES*
   Provider of digital media
   asset services; publisher of
   greeting cards and calendars      265,400        2,313,956
COPART*
   Auctioneer of damaged vehicles
   for insurance companies           245,100        4,542,009
CoSTAR GROUP*
   Information provider for the
   real estate industry              140,070        3,348,548
CREO PRODUCTS* (CANADA)
   Developer of applications
   software for the printing industry 57,000        1,405,406
CSG Systems International*
   Provider of customer service for
   the communications industry       148,800        4,078,050
FIRSTSERVICE* (CANADA)
   Provider of property
   management and
   business services                 320,500        3,876,047
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services                          446,000        2,327,563
INNOTRAC
   Provider of technology support
   and services for large
   corporations                       30,100          534,275
INTEGRATED ELECTRICAL SERVICES*
   Provider of electrical
   contracting and
   maintenance services              180,700        2,857,319
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of after-market
   collision replacement parts for
   automobiles and light trucks       66,600          743,006
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services             148,100        2,624,147
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services                562,400        7,451,800
NOVA*
   Provider of transaction
   processing services               404,605       10,115,125
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services                 457,500        2,859,375
PROVANT*
   Provider of training and
   development services              378,470        6,055,520
U.S. FOODSERVICE*
   Distributor of food and
   related products                  536,400        9,655,200
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market                    280,100        3,571,275
                                                 -------------
                                                   77,809,940
                                                 -------------
CAPITAL GOODS  5.1%
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers                  138,300        7,105,162
NOVELLUS SYSTEMS*
   Manufacturer of wafer
   fabrication systems for the
   disposition of thin films          95,600        6,450,013
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes             287,800        6,565,438
                                                 -------------
                                                   20,120,613
                                                 -------------
COMPUTER HARDWARE  0.9%
APEX*
   Manufacturer of switching
   systems for computer
   network administrators            189,600        3,549,075
                                                 -------------

----------------
See footnotes on page 17.
                                       14

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                      SHARES        VALUE
                                     --------   -------------

COMPUTER SOFTWARE AND
   SERVICES  17.1%
ASPECT DEVELOPMENT
   Provider of computer software     120,700    $   3,051,447
AVANT!*
   Developer and marketer of
   software products that
   assist design engineers           335,200        5,981,225
CAREINSITE*
   Provider of Internet messaging
   services for physicians            45,400        2,272,838
CBT GROUP (ADRS)* (IRELAND)
   Provider of interactive
   education software                120,700        2,987,325
ENGAGE TECHNOLOGIES*
   Provider of Internet solutions
   for web user profiles             147,600        5,558,062
INSO*
   Marketer and developer of
   textual information software      132,300        1,066,669
ISS GROUP*
   Provider of security monitoring,
   detection, and response software  114,100        3,094,962
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software products
   for the engineering
   and scientific industries         422,550       14,934,502
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechnanical
   design software                   332,500        4,997,891
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery services, as well as
   health care information and
   investment support systems        167,000        4,394,187
THQ*
   Worldwide provider of inter-
   active entertainment software      24,500        1,057,328
TRANSACTION SYSTEMS ARCHITECTS
  (CLASS A)*
   Worldwide developer and
   marketer of software
   products for electronic
   funds transfer                    204,100        5,504,322
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
   services used for virtual
   product development               235,800        6,396,075
VERTICALNET*
   Operator of vertical trade
   communities on the Internet        36,800        1,362,750
COMPUTER SOFTWARE AND
   SERVICES (continued)
Visio*
   Provider of business
   diagramming and technical
   drawing software                  138,300    $   5,428,275
                                                 ------------
                                                   68,087,858
                                                 ------------
CONSULTING SERVICES  4.8%
CORPORATE EXECUTIVE BOARD*
   Worldwide provider of consulting
   services for corporations          59,800        2,429,375
FORRESTER RESEARCH*
   Independent research company
   which studies changes in future
   technology and its impact on
   businesses, consumers and
   society                            66,900        2,632,097
PRIMARK*
   Provider of information
   through software and databases    274,700        7,811,781
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry    241,700        6,261,541
                                                 ------------
                                                   19,134,794
                                                 ------------
CONSUMER GOODS AND
   SERVICES  7.3%
CAREY INTERNATIONAL*
   Worldwide provider of
   chauffeured vehicle service       201,900        5,034,881
GARDEN.COM*
   Internet retailer of gardening
   products                           12,500          236,328
MEMBERWORKS*
   Provider of membership
   service programs for
   various industries                297,000        9,865,969
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
   legal service plans               216,600        8,528,625
PROFIT RECOVERY GROUP INTERNATIONAL*
   Worldwide provider of accounts
   payable and auditing services     124,450        5,553,581
                                                 ------------
                                                   29,219,384
                                                 ------------
DRUGS AND HEALTH
   CARE  12.4%
ALPHARMA (CLASS A)
   International manufacturer of
   human and animal health
   products                           91,400        3,227,563
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic
   prescription drugs                128,600        4,083,050



----------------
See footnotes on page 17.
                                       15

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999


                                      SHARES        VALUE
                                     --------   -------------
DRUG AND HEALTH
   CARE (CONTINUED)
DRUG EMPORIUM*
   Pharmacy operator                 108,600    $     726,262
DURA PHARMACEUTICALs*
   Developer and retailer of pres-
   cription pharmaceutical products
   for the treatment of allergies,
   asthma, pneumonia, and
   related respiratory conditions    233,800        3,265,894
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation
   services                          250,300        3,629,350
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions                      287,700        2,769,112
PRIORITY HEALTHCARE (CLASS B)*
   Pharmaceutical and medical
   supply distributor to the
   alternative health care industry   61,500        1,902,656
PROVINCE HEALTHCARE*
   Provider of health care
   services in non-urban markets     310,800        3,554,775
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment,
   and pharmaceuticals               726,400        6,480,850
RENAL CARE GROUP*
   Provider of dialysis and
   ancillary services                 12,900          282,591
RENEX*
   Provider of dialysis and
   ancillary services                114,800          597,319
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer,
   and vendor of generic
   pharmaceuticals                   140,400        1,316,250
Teva Pharmaceutical Industries
  (ADRs) (Israel)
   Developer and marketer of
   pharmaceutical, disposable
   medical, and veterinary
   products                          200,600       10,098,956
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services     536,600        3,990,963
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs
   primarily in the antiviral area   172,200        3,309,469
                                                 -------------
                                                   49,235,060
                                                 -------------
ELECTRONICS  13.3%
ANADIGICS*
   Designer and manufacturer of
   circuits for the communications
   industry                           29,300          822,231
AVX
   Manufacturer and supplier of
   passive electronic
   components and related
   products                          276,000        9,694,500
BURR-BROWN*
   Manufacturer of micro-electric
   data devices for business
   end-users                         416,850       16,413,469
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and decompression
   circuits and systems               66,000        2,868,938
COGNEX*
   Manufacturer of machine
   vision systems                    177,400        5,355,262
EXAR*
   Provider of integrated circuits
   for communications and video
   products                           35,400        1,326,394
GENERAL SEMICONDUCTOR*
   Designer and manufacturer
   of power semiconductors           498,500        5,140,781
KLA-TENCOR*
   Manufacturer of wafer and
   metrology equipment                52,700        3,427,147
Photon Dynamics*
   Provider of inspection and
   repair systems for the flat panel
   display manufacturing industry      2,800           59,062
PMC-SIERRA* (CANADA)
   Provider of high-speed
   networking circuits                75,500        6,997,906
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for
   disk drive heads                   26,500          741,172
                                                 -------------
                                                   52,846,862
                                                 -------------
ENERGY  2.3%
Barrett Resources*
   Explorer, developer, and
   producer of oil and gas            66,400        2,452,650
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
   PRODUCER OF OIL AND GAS           104,800        1,807,800
PRIDE INTERNATIONAL*
   Provider of oil and gas
   well services                      77,000        1,092,438


----------------
See footnotes on page 17.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999

                                      SHARES        VALUE
                                     --------   -------------
ENERGY (CONTINUED)
 SANTA FE SNYDER*
   Explorer, producer, and
   developer of oil and gas          397,100   $    3,573,900
                                                 -------------
                                                    8,926,788
                                                 -------------
ENVIRONMENTAL
   MANAGEMENT  0.3%
CASELLA  WASTE  SYSTEMS  (CLASS  A)*  Provider  of  non-hazardous   solid  waste
   collection, disposal, and recycling
   services                           30,300          506,578
WASTE CONNECTIONS*
   Provider of solid waste
   collection, disposal, and
   recycling services                 27,300          560,503
                                                 -------------
                                                    1,067,081
                                                 -------------
FINANCIAL SERVICES  3.2%
AFFILIATED MANAGERS GROUP*
   Holding company specializing
   in asset management               180,000        4,905,000
American Capital Strategies
   Provider of commercial
   financing                         184,800        3,430,350
Metris Companies
   Direct marketer of consumer
   credit cards                      155,200        4,568,700
                                                 -------------
                                                   12,904,050
                                                 -------------
INDUSTRIAL GOODS AND
   SERVICES  0.5%
UNITED RENTALS*
   Equipment rental supplier
   for the construction industry
   and homeowners                     92,500        2,011,875
                                                 -------------
LEISURE AND
   ENTERTAINMENT  3.0%
PREMIER PARKS*
   Owner and operator of
   regional theme parks              417,100       12,095,900
                                                 -------------
MANUFACTURING  0.4%
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes                345,300        1,359,619
                                                 -------------
MEDIA AND
   BROADCASTING  2.2%
INSIGHT COMMUNICATIONS (CLASS A)*
   Operator of cable television and
   interactive digital video         101,300        2,906,044
SBS BROADCASTING* (LUXEMBOURG)
   Television and radio broadcaster  150,300        5,842,912
                                                 -------------
                                                    8,748,956
                                                 -------------
REAL ESTATE INVESTMENT
   TRUST  1.0%
Prison Realty Trust
   Real estate investment
   trust investing in prisons        383,000        4,117,250
                                                 -------------
SCHOOLS  3.2%
CAREER EDUCATION*
   Provider of private
   post-secondary education          212,700        5,929,012
DeVRY*
   Owner and manager of higher
   education systems                  97,700        1,954,000
ITT EDUCATIONAL SERVICES*
   Provider of technology-
   oriented schooling                227,000        4,426,500
LEARNING TREE INTERNATIONAL*
   Provider of education and
   training services for information
   technology workers                 34,100          565,847
                                                 -------------
                                                   12,875,359
                                                 -------------
TELECOMMUNICATIONS  2.4%
ANTEC*
   Developer and supplier of
   products for the cable
   television industry               144,100        7,650,809
TEKELEC*
   Provider of telecommunications
   switching equipment               136,200        1,877,006
                                                 -------------
                                                    9,527,815
                                                 -------------
TRANSPORTATION  0.8%
EXPEDITORS INTERNATIONAL
  OF WASHINGTON
   Transportation provider            76,000        2,439,125
FORWARD AIR*
   Provider of transportation
   services to the airline industry   34,800          812,363
                                                 -------------
                                                    3,251,488
                                                 -------------
TOTAL COMMON STOCKS
   (Cost $375,245,738)                             400,614,183
SHORT-TERM HOLDINGS  1.9%
   (Cost $7,620,000)                                 7,620,000
                                                 -------------
TOTAL INVESTMENTS  102.5%
   (COST $382,865,738)                             408,234,183
OTHER ASSETS
   LESS LIABILITIES  (2.5)%                         (9,914,424)
                                                 -------------
NET ASSETS  100.0%                                $398,319,759
                                                 =============


-------------
*  Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                      OCTOBER 31, 1999   SEPTEMBER 30, 1999
                                                                      ----------------   ------------------

ASSETS:
Investments, at value:
  Common stocks (cost $340,476,146 and $375,245,738, respectively) ...   $ 356,558,540        $ 400,614,183
  Short-term holdings (cost $15,510,000 and $7,620,000, respectively)       15,510,000            7,620,000
                                                                         -------------        -------------
Total Investments ....................................................     372,068,540          408,234,183
Cash .................................................................           2,115               10,007
Receivable for securities sold .......................................       4,376,333            1,487,467
Receivable for Capital Stock sold ....................................       1,715,818            8,877,671
Expenses prepaid to shareholder service agent ........................         176,939              137,223
Receivable for dividends and interest ................................          21,762               80,641
Other ................................................................          27,799                5,953
                                                                         -------------        -------------
TOTAL ASSETS .........................................................     378,389,306          418,833,145
                                                                         -------------        -------------
LIABILITIES:
Payable for Capital Stock repurchased ................................       4,487,329           10,183,371
Payable for securities purchased .....................................       3,918,099            9,396,110
Accrued expenses and other ...........................................         875,290              933,905
                                                                         -------------        -------------
TOTAL LIABILITIES ....................................................       9,280,718           20,513,386
                                                                         -------------        -------------
NET ASSETS ...........................................................   $ 369,108,588        $ 398,319,759
                                                                         =============        =============
COMPOSITION OF NET ASSETS:
Capital  Stock,  at  par  ($0.10  par  value;   500,000,000  shares  authorized;
  29,534,863 and 31,134,391 shares outstanding, respectively):
  Class A ............................................................   $   1,526,720        $   1,606,879
  Class B ............................................................         393,306              398,415
  Class C ............................................................           3,486                3,271
  Class D ............................................................       1,029,974            1,104,874
Additional paid-in capital ...........................................     351,699,882          370,829,467
Accumulated net investment loss ......................................         (58,123)             (56,400)
Accumulated net realized loss ........................................      (1,569,051)            (935,192)
Net unrealized appreciation of investments ...........................      16,082,394           25,368,445
                                                                         -------------        -------------
NET ASSETS ...........................................................   $ 369,108,588        $ 398,319,759
                                                                         =============        =============
NET ASSETS:
  Class A ............................................................   $ 197,424,189        $ 212,663,725
  Class B ............................................................   $  47,309,695        $  49,080,340
  Class C ............................................................   $     419,488        $     403,093
  Class D ............................................................   $ 123,955,216        $ 136,172,601

SHARES OF CAPITAL STOCK OUTSTANDING:
  Class A ............................................................      15,267,203           16,068,790
  Class B ............................................................       3,933,057            3,984,151
  Class C ............................................................          34,857               32,713
  Class D ............................................................      10,299,746           11,048,737

NET ASSET VALUE PER SHARE:
  CLASS A ............................................................   $       12.93        $       13.23
                                                                         =============        =============
  CLASS B ............................................................   $       12.03        $       12.32
                                                                         =============        =============
  CLASS C ............................................................   $       12.03        $       12.32
                                                                         =============        =============
  CLASS D ............................................................   $       12.03        $       12.32
                                                                         =============        =============


--------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

                                                                             FOR THE ONE              FOR THE
                                                                             MONTH ENDED             YEAR ENDED
                                                                          OCTOBER 31, 1999       SEPTEMBER 30, 1999
                                                                         ------------------      --------------------
INVESTMENT INCOME:
Interest ...............................................................     $     20,205            $  1,153,750
Dividends (net of foreign taxes withheld of $0 and $7,330, respectively)           19,089               1,541,305
                                                                             ------------            ------------
TOTAL INVESTMENT INCOME ................................................           39,294               2,695,055
                                                                             ------------            ------------

EXPENSES:
Management fee .........................................................          295,732               5,574,591
Distribution and service fees ..........................................          183,573               3,461,437
Shareholder account services ...........................................          105,243               1,639,836
Shareholder reports and communications .................................           16,423                 262,319
Custody and related services ...........................................           11,500                 130,557
Registration ...........................................................            9,752                 198,103
Auditing and legal fees ................................................            7,252                  80,468
Directors' fees and expenses ...........................................            2,915                  25,951
Miscellaneous ..........................................................           25,404                 189,851
                                                                             ------------            ------------
TOTAL EXPENSES .........................................................          657,794              11,563,113
                                                                             ------------            ------------
NET INVESTMENT LOSS ....................................................         (618,500)             (8,868,058)
                                                                             ------------            ------------
NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized gain on investments .......................................          586,290               1,718,133*
Net change in unrealized appreciation/depreciation of investments ......       (9,286,051)             48,514,019
                                                                             ------------            ------------
NET GAIN (LOSS) ON INVESTMENTS .........................................       (8,699,761)             50,232,152
                                                                             ------------            ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................     $ (9,318,261)           $ 41,364,094
                                                                             ============            ============

------------
* Includes net realized loss from affiliated issuer of $911,922.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE ONE          YEAR ENDED SEPTEMBER 30,
                                                              MONTH ENDED    -----------------------------------
                                                           OCTOBER 31, 1999         1999             1998
                                                           ----------------  -----------------------------------
OPERATIONS:
Net investment loss ...................................   $      (618,500)   $    (8,868,058)   $   (13,374,405)
Net realized gain on investments ......................           586,290          1,718,133         27,728,578
Net change in unrealized appreciation/depreciation
   of investments .....................................        (9,286,051)        48,514,019       (216,052,533)
                                                          ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....        (9,318,261)        41,364,094       (201,698,360)
                                                          ---------------    ---------------    ---------------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ............................................                --                 --        (53,153,741)
   Class B ............................................                --                 --         (7,202,049)
   Class D ............................................                --                 --        (37,501,083)
                                                          ---------------    ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .............                --                 --        (97,856,873)
                                                          ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................         1,590,602         62,895,521        151,890,138
Exchanged from associated Funds .......................        57,211,520      1,062,460,049        588,688,321
Value of shares issued in payment of gain distributions                --                 --         89,056,784
                                                          ---------------    ---------------    ---------------
Total .................................................        58,802,122      1,125,355,570        829,635,243
                                                          ---------------    ---------------    ---------------
Cost of shares repurchased ............................       (14,135,703)      (348,573,441)      (232,571,957)
Exchanged into associated Funds .......................       (64,559,329)    (1,130,870,201)      (615,498,157)
                                                          ---------------    ---------------    ---------------
Total .................................................       (78,695,032)    (1,479,443,642)      (848,070,114)
                                                          ---------------    ---------------    ---------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..........................       (19,892,910)      (354,088,072)       (18,434,871)
                                                          ---------------    ---------------    ---------------
DECREASE IN NET ASSETS ................................       (29,211,171)      (312,723,978)      (317,990,104)
NET ASSETS:
Beginning of period ...................................       398,319,759        711,043,737      1,029,033,841
                                                          ---------------    ---------------    ---------------
END OF PERIOD (including accumulated net investment
   loss of $58,123, $56,400, and $49,317, respectively)   $   369,108,588    $   398,319,759    $   711,043,737
                                                          ===============    ===============    ===============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. CHANGE IN FISCAL YEAR END -- Effective for the period ended October 31, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from September 30.

B. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the periods ended October 31, 1999, and September 30, 1999, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. For the period ended October 31, 1999, and September 30, 1999, permanent differences aggregating approximately $600,000 and $7 million respectively, have been reclassified from accumulated net investment loss and undistributed net realized gain to additional paid-in

NOTES TO FINANCIAL STATEMENTS

   capital. These reclassifications have no effect on net assets, results of operations, or net asset value per share of the Fund.

      For the one month ended October 31, 1999, and the year ended September 30, 1999, the Fund redeemed 6,489,844 and 116,768,183, respectively, of its shares from shareholders aggregating $78,695,032 and $1,479,443,642, respectively, of which approximately $600,000 and $2,000,000, respectively, represent capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the one month ended October 31, 1999, aggregated $19,633,239 and $54,989,121, respectively, and for the year ended September 30, 1999, aggregated $322,227,340 and $630,461,105, respectively.

   At October 31, 1999, the cost of investments for federal income tax purposes was $357,555,197, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $70,567,215 and $56,053,872, respectively.

   At September 30, 1999, the cost of investments for federal income tax purposes was $383,800,930 and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $84,475,748 and $60,042,495, respectively.

4. SHORT-TERM INVESTMENTS -- At October 31, 1999, and September 30, 1999, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statements of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions from sales of Class A shares. For the one month ended October 31, 1999, and the year ended September 30, 1999, concessions aggregated $1,010 and $36,866, respectively. For the one month ended October 31, 1999, commissions of $8,605 and $308 were paid to dealers for sales of Class A and Class C shares, respectively. For the year ended September 30, 1999, commissions of $288,321 and $4,290 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the one month ended October 31, 1999, fees incurred under the Plan aggregated $39,286, or 0.24% per annum of average daily net assets of Class A shares. For the year ended September 30, 1999, such fees aggregated $759,146, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

NOTES TO FINANCIAL STATEMENTS

   For the one month ended October 31, 1999, fees incurred under the Plan amounted to $38,787, $332, and $105,168, for Class B, Class C, and Class D shares, respectively, equivalent to 1% per annum of the average daily net assets of each class. For the year ended September 30, 1999, such fees, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $627,782, $859, and $2,073,650, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the one month ended October 31, 1999, and the year ended September 30, 1999, such charges amounted to $4,992 and $115,637, respectively.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the one month ended October 31, 1999, and the year ended September 30, 1999, amounted to $247 and $11,285, respectively.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the one month ended October 31, 1999, and the year ended September 30, 1999, Seligman Services, Inc. received commissions of $302 and $7,868, respectively, from the sales of shares of the Fund. For the year ended September 30, 1999, Seligman Services, Inc. received distribution and service fees of $47,494, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $105,243 and $1,636,808 for shareholder account services for the one month ended October 31, 1999, and the year ended September 30, 1999, respectively.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 1999 and September 30, 1999, of $58,123 and $56,400, respectively, are included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks.

   During the one month ended October 31, 1999, and the year ended September 30, 1999, the Fund periodically borrowed from the credit facility. The average outstanding daily balances of bank loans (based on the number of days the loans were outstanding during the periods) were $11,173,846 and $10,064,364, respectively, with weighted average interest rates of 5.75% and 5.45%, respectively. The maximum borrowings outstanding during the periods were $16,330,000 and $21,000,000, respectively.

NOTES TO FINANCIAL STATEMENTS


7. Capital Share Transactions -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                             FOR THE ONE                            YEAR ENDED SEPTEMBER 30,
                             MONTH ENDED           ------------------------------------------------------------
                           OCTOBER 31, 1999                   1999                           1998
                     --------------------------    ----------------------------    ----------------------------
CLASS A                SHARES         AMOUNT          SHARES         AMOUNT           SHARES         AMOUNT
                     --------------------------    ----------------------------    ----------------------------
Sales of shares          77,233    $    980,390      3,193,205    $  42,033,215      5,029,443    $  78,991,830
Exchanged from
  associated Funds    1,142,641      14,546,456     36,768,137      481,112,233     19,887,832      302,151,838
Shares issued in
  payment of gain
  distributions              --              --             --               --      3,197,741       47,518,435
                     --------------------------    ----------------------------    ----------------------------
Total                 1,219,874      15,526,846     39,961,342      523,145,448     28,115,016      428,662,103
                     --------------------------    ----------------------------    ----------------------------
Cost of shares
  repurchased          (475,943)     (6,018,651)   (15,770,829)    (203,299,642)    (9,287,625)    (142,825,418)
Exchanged into
  associated Funds   (1,545,518)    (19,845,440)   (38,671,016)    (509,317,966)   (20,657,403)    (315,167,006)
                     --------------------------    ----------------------------    ----------------------------
Total                (2,021,461)    (25,864,091)   (54,441,845)    (712,617,608)   (29,945,028)    (457,992,424)
                     --------------------------    ----------------------------    ----------------------------
Decrease               (801,587)   $(10,337,245)   (14,480,503)   $(189,472,160)    (1,830,012)   $ (29,330,321)
                     ==========================    ============================    ============================


                             FOR THE ONE                             YEAR ENDED SEPTEMBER 30,
                             MONTH ENDED           ------------------------------------------------------------
                          OCTOBER 31, 1999                    1999                            1998
                     --------------------------    ----------------------------    ----------------------------
CLASS B                SHARES          AMOUNT         SHARES           AMOUNT         SHARES          AMOUNT
                     --------------------------    ----------------------------    ----------------------------
Sales of shares          16,878    $    198,226        635,500    $   7,780,693      2,005,337    $  29,952,250
Exchanged from
  associated Funds      201,156       2,396,264      2,728,875       33,176,333      1,708,776       24,644,626
Shares issued in
  payment of gain
  distributions              --              --             --               --        474,373        6,655,460
                     --------------------------    ----------------------------    ----------------------------
Total                   218,034       2,594,490      3,364,375       40,957,026      4,188,486       61,252,336
                     --------------------------    ----------------------------    ----------------------------
Cost of shares
  repurchased           (72,018)       (844,478)    (1,340,058)     (16,374,340)      (570,218)      (8,232,601)
Exchanged into
  associated Funds     (197,110)     (2,350,985)    (3,802,442)     (46,598,505)    (2,043,767)     (29,641,042)
                     --------------------------    ----------------------------    ----------------------------
Total                  (269,128)     (3,195,463)    (5,142,500)     (62,972,845)    (2,613,985)     (37,873,643)
                     --------------------------    ----------------------------    ----------------------------
Increase (Decrease)     (51,094)   $   (600,973)    (1,778,125)   $ (22,015,819)     1,574,501    $  23,378,693
                     ==========================    ============================    ============================


                                    FOR THE ONE
                                    MONTH ENDED             MAY 27, 1999* TO
                                 OCTOBER 31, 1999          SEPTEMBER 30, 1999
                               --------------------      ----------------------
CLASS C                        SHARES       AMOUNT       SHARES        AMOUNT
                               --------------------      ----------------------
Sales of shares                 2,729      $ 31,419       33,815      $ 428,738
Exchanged from
  associated Funds                169         2,000          884         11,107
                               --------------------      ----------------------
Total                           2,898        33,419       34,699        439,845
                               --------------------      ----------------------
Cost of shares
  repurchased                    (149)       (1,820)         (78)          (948)
Exchanged into
  associated Funds               (605)       (7,323)      (1,908)       (23,543)
                               --------------------      ----------------------
Total                            (754)       (9,143)      (1,986)       (24,491)
                               --------------------      ----------------------
Increase                        2,144      $ 24,276       32,713      $ 415,354
                               ====================      ======================

* Commencement of offering of shares.

                              FOR THE ONE                           YEAR ENDED SEPTEMBER 30,
                              MONTH ENDED          ------------------------------------------------------------
                           OCTOBER 31, 1999                   1999                            1998
                     --------------------------    ----------------------------    ----------------------------
CLASS D                SHARES         AMOUNT          SHARES         AMOUNT          SHARES           AMOUNT
                     --------------------------    ----------------------------    ----------------------------
Sales of shares          32,478    $    380,567      1,035,938    $  12,652,875      2,895,974    $  42,946,058
Exchanged from
  associated Funds    3,417,032      40,266,800     44,576,743      548,160,376     18,380,183      261,891,857
Shares issued in
  payment of gain
  distributions              --              --             --               --      2,484,536       34,882,889
                     --------------------------    ----------------------------    ----------------------------
Total                 3,449,510      40,647,367     45,612,681      560,813,251     23,760,693      339,720,804
                     --------------------------    ----------------------------    ----------------------------
Cost of shares
  repurchased          (614,365)     (7,270,754)   (10,620,686)    (128,898,511)    (5,658,913)     (81,513,938)
Exchanged into
  associated Funds   (3,584,136)    (42,355,581)   (46,561,166)    (574,930,187)   (18,903,435)    (270,690,109)
                     --------------------------    ----------------------------    ----------------------------
Total                (4,198,501)    (49,626,335)   (57,181,852)    (703,828,698)   (24,562,348)    (352,204,047)
                     --------------------------    ----------------------------    ----------------------------
Decrease               (748,991)   $ (8,978,968)   (11,569,171)   $(143,015,447)      (801,655)   $ (12,483,243)
                     ==========================    ============================    ============================

8. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. The Fund's transactions in the securities of these issuers during the year ended
September 30, 1999 are shown below. There were no transactions in such securities during the month ended October 31, 1999.

                                                GROSS             GROSS                                     ENDING VALUE
                                BEGINNING     PURCHASES         SALES AND        ENDING     REALIZED     -------------------
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS        SHARES       LOSS       10/31/99    9/30/99
----------                      ---------   -------------      ----------        ------     ----------   --------      ------
Renex                            363,900       9,600            258,700         114,800      $911,922    $509,425    $597,319

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years and one month or from its inception if less than five years and one month. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                         CLASS A
                                                          ----------------------------------------------------------------------
                                                           10/1/99                     YEAR ENDED SEPTEMBER 30,
                                                             TO       ----------------------------------------------------------
                                                          10/31/99      1999        1998         1997        1996         1995
                                                          --------    --------    --------     --------    --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...................    $13.23      $12.44      $17.55       $15.38      $14.04       $11.62
                                                            ------      ------      ------       ------      ------       ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................................     (0.02)      (0.15)      (0.16)       (0.16)      (0.13)       (0.06)
Net realized and unrealized
  gain (loss) on investments ...........................     (0.28)       0.94       (3.32)        3.20        1.95         3.87
                                                            ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS .......................     (0.30)       0.79       (3.48)        3.04        1.82         3.81
                                                            ------      ------      ------       ------      ------       ------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...........        --          --       (1.63)       (0.87)      (0.48)       (1.39)
                                                            ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS ....................................        --          --       (1.63)       (0.87)      (0.48)       (1.39)
                                                            ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD .........................    $12.93      $13.23      $12.44       $17.55      $15.38       $14.04
                                                            ======      ======      ======       ======      ======       ======
TOTAL RETURN: ..........................................    (2.27)%       6.35%    (21.32)%       21.19%      13.40%       36.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...............  $197,424    $212,664    $379,945     $568,261    $523,737     $272,122
Ratio of expenses to average net assets ................      1.76%+      1.62%       1.47%        1.52%       1.56%        1.43%
Ratio of net loss to average net assets ................     (1.63)%+    (1.16)%     (1.05)%      (1.10)%     (0.91)%      (0.50)%
Portfolio turnover rate ................................      5.19%      56.31%      83.90%       97.37%      59.36%       71.52%


----------
See footnotes on page 26.

Financial Highlights

                                                                       CLASS B                                     CLASS C
                                              ---------------------------------------------------------      -------------------
                                              10/1/99          YEAR ENDED SEPTEMBER 30,         4/22/96*    10/1/99      5/27/99*
                                                 TO         ------------------------------        TO           TO           TO
                                              10/31/99       1999        1998        1997       9/30/96     10/31/99     9/30/99
                                              -------       ------      ------      ------       ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
 BEGINNING OF PERIOD .......................   $12.32       $11.66      $16.68      $14.78       $14.55      $12.32       $12.18
                                               ------       ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss ........................    (0.02)       (0.23)      (0.27)      (0.27)       (0.11)      (0.02)       (0.08)
Net realized and unrealized
  gain (loss) on investments ...............    (0.27)        0.89       (3.12)       3.04         0.34       (0.27)        0.22
                                               ------       ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS ...........    (0.29)        0.66       (3.39)       2.77         0.23       (0.29)        0.14
                                               ------       ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gain ..............................       --           --       (1.63)      (0.87)          --          --           --
                                               ------       ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS ........................       --           --       (1.63)      (0.87)          --          --           --
                                               ------       ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD .............   $12.03       $12.32      $11.66      $16.68       $14.78      $12.03       $12.32
                                               ======       ======      ======      ======       ======      ======       ======
TOTAL RETURN: ..............................    (2.35)%       5.66%     (21.95)%     20.17%        1.58%      (2.35)%       1.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...  $47,310      $49,080     $67,199     $69,869      $24,016        $420         $403
Ratio of expenses to average net assets ....     2.52%+       2.38%       2.24%       2.30%        2.45%+      2.52%+       2.36%+
Ratio of net loss to average net assets ....    (2.39)%+     (1.92)%     (1.82)%     (1.88)%      (1.80)%+    (2.39)%+     (1.84)%+
Portfolio turnover rate ....................     5.19%       56.31%      83.90%      97.37%       59.36%**     5.19%       56.31%++

                                                                               CLASS D
                                                ----------------------------------------------------------------------
                                                10/1/99                     YEAR ENDED SEPTEMBER 30,
                                                   To         --------------------------------------------------------
                                                10/31/99       1999        1998         1997        1996         1995
                                                --------      ------      ------       ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
 BEGINNING OF PERIOD .........................   $12.32       $11.67      $16.69       $14.77      $13.61       $11.40
                                                 ------       ------      ------       ------      ------       ------
INCOME FROM INVESTMENT
 OPERATIONS:

Net investment loss ..........................    (0.02)       (0.23)      (0.27)       (0.27)      (0.24)       (0.15)
Net realized and unrealized
  gain (loss) on investments .................    (0.27)        0.88       (3.12)        3.06        1.88         3.75
                                                 ------       ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS .............    (0.29)        0.65       (3.39)        2.79        1.64         3.60
                                                 ------       ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized
  capital gain ...............................       --           --       (1.63)       (0.87)      (0.48)       (1.39)
                                                 ------       ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS ..........................       --           --       (1.63)       (0.87)      (0.48)       (1.39)
                                                 ------       ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD ...............   $12.03       $12.32      $11.67       $16.69      $14.77       $13.61
                                                 ======       ======      ======       ======      ======       ======
TOTAL RETURN: ................................    (2.35)%       5.57%     (21.94)%      20.32%      12.47%       35.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..... $123,955     $136,173    $263,900     $390,904    $337,327     $145,443
Ratio of expenses to average net assets ......     2.52%+       2.38%       2.24%        2.30%       2.35%        2.29%
Ratio of net loss to average net assets ......    (2.39)%+     (1.92)%     (1.82)%      (1.88)%     (1.70)%      (1.35)%
Portfolio turnover rate ......................     5.19%       56.31%      83.90%       97.37%      59.36%       71.52%


----------
 * Commencement of offering of shares.
** For the year ended September 30, 1996.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Frontier Fund, Inc. as of October 31, 1999 and September 30, 1999, the related statements of operations for the one month ended October 31, 1999 and the year ended September 30, 1999 and of changes in net assets for the one month ended October 31, 1999 and for each of the years in the two-year period ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 and September 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 1999 and September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the stated periods, all in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 19, 1999

FOR MORE INFORMATION

MANAGER                                GENERAL DISTRIBUTOR            IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated    Seligman Advisors, Inc.        (800) 221-2450      Shareholder Services
100 Park Avenue                        100 Park Avenue
New York, NY 10017                     New York, NY 10017             (800) 445-1777      Retirement Plan
                                                                                          Services
GENERAL COUNSEL                        SHAREHOLDER SERVICE AGENT
Sullivan & Cromwell                    Seligman Data Corp.            (212) 682-7600      Outside the United States
                                       100 Park Avenue                (800) 622-4597      24-Hour Automated Telephone Access Service
INDEPENDENT AUDITORS                   New York, NY 10017
Deloitte & Touche LLP

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN (3, 4)
DIRECTOr, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, Director of Investments,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee


EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

        THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS
       OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES
  OF CAPITAL STOCK OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.
    PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                             [J.& W. SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


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